INCOME TAXES	6 Months Ended
Jun. 30, 2025
INCOME TAXES
INCOME TAXES

13.  INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

USA

Summit Bend, Ohio I, Ohio II, Echo and Asgard are incorporated in the USA. Under the current laws, profits tax in USA is generally assessed at the rate 21% of taxable income.

British Virgin Islands

Under the current laws of the British Virgin Islands, subsidiaries incorporated in British Virgin Islands are not subject to tax on income or capital gains.

Curacao

Multi Pay N.V. is incorporated in the Curacao, Under the current laws, profits tax in Curacao is generally assessed at the rate of 2% of taxable income.

Malta

Under the current laws, profits tax in Malta is generally assessed at the rate of 35% of taxable income. When dividend is paid or declared to the holding company, the paying entity is entitled to claim 6/7 of the profit tax paid as refund, which may effectively reduce income tax rate to 5%.

13.  INCOME TAXES (continued)

Ethiopia

Under the current laws, profits tax in Ethiopia is generally assessed at the rate of 30% of taxable income. In accordance with Council of Ministers Investment Incentive Regulation No. 517/2022, which is a law enacted by the Council of Ministers of Ethiopia, any investor who invests to establish a new business shall be entitled to income tax exemption for four years. Under such regulation, no income tax will be imposed on Alpha.

Hong Kong

500wan HK, Skill Esport, Bee Computing and the discontinued operations Sunstar Technology are incorporated in Hong Kong, under the current laws, profits tax in Hong Kong is generally assessed at the rate of 8.25% of taxable income up to HKD2,000 and assessed at the rate of 16.5% of taxable income over HKD2,000.

Mainland China

A new enterprise income tax law (the “EIT Law”) in mainland China was enacted and became effective on January 1, 2008. The EIT Law applies a uniform 25% enterprise income tax (“EIT”) rate to both foreign invested enterprises and domestic enterprises. Accordingly, subsidiaries incorporate in mainland China are subject to the EIT rate of 25%. No provision for the income tax has been made in the financial statements as the subsidiaries incorporated in mainland China had no assessable income for the six months ended June 30, 2024 and 2025.

The Group records a valuation allowance on its deferred tax assets that is sufficient to reduce the deferred tax assets to an amount that is more likely than not to be realized. Future reversal of the valuation allowance will be recognized either when the benefit is realized or when it has been determined that it is more likely than not that the benefit in future earnings will be realized.

As of June 30, 2025, the Group had net operating losses (“NOLs”) of approximately US$22,368 from mainland China subsidiaries, and US$81,862 from Hong Kong subsidiaries, which can be carried forward to offset future net profit for income tax purposes. The NOLs from mainland China subsidiaries as of June 30, 2025 will expire in years 2026 to 2030 if not utilized. The Group recorded a full valuation allowance against the deferred tax assets as we have determined that it was more likely than not that all of our deferred tax assets will not be realized in the future due to our continuing pre-tax and taxable losses.

The Group accounted for uncertainties in income taxes in accordance with ASC 740. The management evaluated the Group’s tax positions and concluded that no provision for uncertainty in income taxes was necessary as of December 31, 2024 and June 30, 2025.